SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C. 20549

                                Form 8-K

                             CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): June 29, 2000
                                                          -------------

                       ARS Networks, Incorporated
           (Formerly Ameri-can Railway Systems, Incorporated)
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         (Exact name of registrant as specified in its charter)

      New Hampshire                 000-25967            14-1805077
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(State or other jurisdiction      (Commission           (IRS Employer
 of incorporation)                 File Number)          Identification No.)

              100 Walnut Street, Champlain, New York 12919
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                (Address of principal executive offices)

           Registrant's telephone number, including area code:
                             (518) 298-2042
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                                 ITEM 5.

                              OTHER EVENTS

                          Election of Directors

At the June 29, 2000 Annual Shareholders Meeting of ARS Networks, Incorporated, The following Directors were re-elected for a term of 2 years: Peter Hoult (Chairman of the Board), Sydney Harland, Robert Esecson, Donald Hathaway and Patrick Shea. All of those re-elected have served on the Board since the inception of the Company in 1998. One additional nominee for the Board of Directors will be appointed subject to acceptance.



                               SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                              (Registrant)
                       ARS Networks, Incorporated
           (Formerly Ameri-can Railway Systems, Incorporated)

                                        By: /s  Sydney A. Harland
                                        -----------------------------
                                        Sydney A. Harland
DATE:  June 30, 2000                    President & CEO